UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2008

United PanAm Financial Corp.
(Exact name of registrant as specified in its charter)

California	94-3211687
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

18191 Von Karman Avenue, Suite 300
Irvine, California 92612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

The information required by this Item 1.02 is included in Item 5.02 below and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

Effective July 25, 2008, Jim Vagim has been appointed Chief Executive Officer of United PanAm Financial Corp. (“UPFC” or the “Company”). The Company is negotiating the terms of the written contract with Mr. Vagim, but he will be paid a salary of $500,000 annually until a definitive written agreement is entered into.

Mr. Vagim, age 45, was formerly president and director of Westlake Services, Inc., a privately held near-prime to sub-prime automobile finance company. Mr. Vagim acted as president and director since 1997 until his resignation in February 2007. Since that time, Mr. Vagim has been consulting and pursuing private investment opportunities. Mr. Vagim has more than 20 years of experience in the automobile finance industry.

Termination of Chief Executive Officer

On July 25, 2008, Ray C. Thousand was terminated as Chief Executive Officer of UPFC. and as an officer of the Company’s affiliates and subsidiaries, including, but not limited to, United Auto Credit Corporation (“UACC”) Mr. Thousand also resigned as a director of UPFC effective as of July 25, 2008. This resignation as a director is not a result of any disagreement with the Company concerning any matter relating to the Company’s operations, policies or practices.

In connection with the termination, the Company has entered into a Severance Package and Release Agreement with Mr. Thousand dated July 29, 2008 (“Mr. Thousand’s Agreement”), under which Mr. Thousand will be entitled to receive (a) a lump sum payment in the aggregate amount of Eight Hundred Seventy-Eight Thousand and Nine Hundred Forty-Five Dollars ($878,945.00), less all applicable state and federal withholdings, and (b) the Company has agreed to pay six months of Mr. Thousands’ premiums in continuing group health insurance coverage pursuant to COBRA in the amount of Three Thousand, One-Hundred Forty-Nine and 48/100 Dollars ($3,149.48). Pursuant to Mr. Thousand’s Agreement, Mr. Thousand has agreed to, among other things, release any and all claims against the Company arising from or in any way related to his employment with the Company. As a result of Mr. Thousand’s Agreement, that certain Executive Employment Agreement effective as of January 1, 2007 by and among the Company, and Mr. Thousand has been terminated except for those provisions that have continuing obligations identified therein.

In accordance with the requirements of the Age Discrimination in Employment Act of 1967, as amended, Mr. Thousand may revoke Mr. Thousand’s Agreement at any time prior to August 5, 2008.

The foregoing description of Mr. Thousand’s Agreement is qualified in its entirety by reference thereto, a copy of which is attached to this current report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Termination of Chief Operating Officer

On July 25, 2008, Stacy Friederichsen was terminated as Chief Operating Officer of UPFC. and as an officer of the Company’s affiliates and subsidiaries, including, but not limited to, UACC.

In connection with the termination, the Company has entered into a Severance Package and Release Agreement with Ms. Friederichsen dated July 30, 2008 (“Ms. Friederichsen’s Agreement”), under which Ms. Friederichsen will be entitled to receive (a) a lump sum payment in the aggregate amount of Three Hundred Sixty-Eight Thousand, Five Hundred Dollars ($368,500), less all applicable state and federal withholdings, and (b) the Company has agreed to pay six months of Ms. Friederichsen’s and her spouse’s premiums in continuing group health insurance coverage pursuant to COBRA in the amount of Six Thousand, Five Hundred Sixty-Five and 80/100 Dollars ($6,565.80). Pursuant to Ms. Friederichsen’s Agreement, Ms. Friederichsen has agreed to, among other things, release any and all claims against the Company arising from or in any way related to her employment with the Company. As a result of Ms. Friederichsen’s Agreement, that certain Executive Employment Agreement effective as of January 1, 2007, as amended on May 5, 2008, by and among the Company, and Ms. Friederichsen has been terminated except for those provisions that have continuing obligations identified therein.

The foregoing description of Ms. Friederichsen’s Agreement is qualified in its entirety by reference thereto, a copy of which is attached to this current report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

UPFC is restructuring its staffing at this time and does not intend to hire a replacement chief operating officer.

Item 7.01. Regulation FD Disclosure.

On July 29, 2008, the Company issued a press release announcing the termination of Mr. Thousand as Chief Executive Officer and Ms. Friederichsen as the Chief Operating Officer, and the appointment of Mr. Vagim as Chief Executive Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 8.01. Other Events

The termination of Mr. Thousand as the Company’s chief executive officer could adversely affect UPFC’s warehouse line of credit with Deutsche Bank and UPFC’s six outstanding securitizations. Unless Deutsche Bank approves the appointment of Mr. Vagim as the replacement chief executive officer, it could exercise its rights to terminate the warehouse line of credit and declare all amounts owed under UPFC’s warehouse facility as immediately due and payable. Additionally, unless Mr. Vagim is approved by the various insurance providers that insure UPFC’s six outstanding securitizations, the termination of Mr. Thousand is a potential insurance event of default and each insurance provider may elect to enforce the various rights and remedies that are governed by the different transaction documents for each securitization. UPFC has requested approval of Mr. Vagim as UPFC’s chief executive officer from Deutsche Bank and the insurance providers, but there is no assurance UPFC will obtain such approvals.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Severance Package and Release Agreement dated July 29, 2008 by and between Ray C. Thousand and United PanAm Financial Corp.

10.2	Severance Package and Release Agreement dated July 30, 2008 by and between Stacy Friederichsen and United PanAm Financial Corp.

99.1	Press Release dated July 29, 2008 announcing the appointment of Jim Vagim as Chief Executive Officer and the termination of Ray C. Thousand as Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)

Dated: July 31, 2008	By:	/s/ Arash Khazei
	Name:	Arash Khazei
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Severance Package and Release Agreement dated July 29, 2008 by and between Ray C. Thousand and United PanAm Financial Corp.

10.2	Severance Package and Release Agreement dated July 30, 2008 by and between Stacy Friederichsen and United PanAm Financial Corp.

99.1	Press Release dated July 29, 2008 announcing the appointment of Jim Vagim as Chief Executive Officer and the termination of Ray C. Thousand as Chief Executive Officer.